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                      FIRST AMENDMENT TO CREDIT AGREEMENT


     THIS FIRST AMENDMENT TO CREDIT AGREEMENT (the "First Amendment") dated as of May 21, 1999, is to that Credit Agreement dated as of October 14, 1998 (as amended and modified from time to time, the "Credit Agreement"; terms used but not otherwise defined herein shall have the meanings provided in the Credit Agreement), by and among DAN RIVER INC., a Georgia corporation (the "Borrower"), the Guarantors identified therein, the several banks and other financial institutions identified therein (the "Lenders"), FIRST UNION NATIONAL BANK, as administrative agent for the Lenders thereunder (in such capacity, the "Administrative Agent"), THE FIRST NATIONAL BANK OF CHICAGO, as syndication agent for the Lenders thereunder (in such capacity, the "Syndication Agent"), and WACHOVIA BANK, N.A., as documentation agent for the Lenders thereunder (in such capacity, the "Documentation Agent").

                             W I T N E S S E T H:

     WHEREAS, the Lenders have established a $275,000,000 secured credit facility for the benefit of the Borrower pursuant to the terms of the Credit Agreement;

     WHEREAS, the Borrower wishes to amend the Credit Agreement to modify certain provisions contained therein;

     WHEREAS, the Required Lenders have agreed to the requested amendment on the terms and conditions hereinafter set forth;

     NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     A. The definition of "Specified Sales" appearing in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

          "Specified Sales" shall mean (a) the sale, transfer, lease or other disposition of inventory and materials in the ordinary course of business, (b) the sale, transfer or other disposition of Permitted Investments described in clause (i) of the definition thereof and (c) the sale of accounts receivable due from Montgomery Ward for the purpose of managing credit risk.

     B. Except as modified hereby, all of the terms and provisions of the Credit Agreement (and Exhibits) remain in full force and effect.

     C. The Borrower hereby represents and warrants that (a) the representations and warranties contained in Article III of the Credit Agreement, as amended hereby are correct in all material respects on and as of the date hereof as though made on and as of such date and after giving effect to the amendments contained herein and (b) no Default or Event of Default exists under the Credit Agreement on and as of the date hereof and after giving effect to the amendments contained herein.


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     D.   This First Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original and it shall not be necessary in making proof of this First Amendment to produce or account for more than one such counterpart.

     E. This First Amendment and the Credit Agreement, as amended hereby, shall be deemed to be contracts made under, and for all purposes shall be construed in accordance with the laws of the State of North Carolina.


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     IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this First Amendment to be duly executed and delivered as of the date and year first above written.

BORROWER:                          DAN RIVER INC.,
                                   a Georgia corporation


                                   By:_________________________

                                   Name:_______________________

                                   Title:_______________________


GUARANTORS:                        THE BIBB COMPANY,
                                   a Delaware corporation


                                   By:_________________________

                                   Name:_______________________

                                   Title:_______________________


                                   DAN RIVER FACTORY STORES, INC.,
                                   a Georgia corporation


                                   By:_________________________

                                   Name:_______________________

                                   Title:_______________________

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AGENTS AND LENDERS:                FIRST UNION NATIONAL BANK,
                                   as Administrative Agent and as a Lender

                                   By:_________________________

                                   Name:_______________________

                                   Title:_______________________


                                   THE FIRST NATIONAL BANK OF CHICAGO,
                                   as Syndication Agent and as a Lender

                                   By:_________________________

                                   Name:_______________________

                                   Title:_______________________


                                   WACHOVIA BANK, N.A.,
                                   as Documentation Agent and as a Lender

                                   By:__________________________

                                   Name:________________________

                                   Title:________________________


LENDERS:                           SUNTRUST BANK, N.A.

                                   By:__________________________

                                   Name:________________________

                                   Title:________________________


                                   THE BANK OF NOVA SCOTIA

                                   By:___________________________

                                   Name:_________________________

                                   Title:_________________________


                                   COMERICA BANK

                                   By:___________________________

                                   Name:_________________________

                                   Title:_________________________



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                                   COOPERATIEVE CENTRALE RAIFFEISEN-
                                   BOERENLEENBANK B.A. "RABOBANK
                                   NEDERLAND", NEW YORK BRANCH

                                   By:___________________________

                                   Name:_________________________

                                   Title:_________________________


                                   PNC BANK, N.A.

                                   By:___________________________

                                   Name:_________________________

                                   Title:_________________________


                                   CENTURA BANK

                                   By:___________________________

                                   Name:_________________________

                                   Title:_________________________


                                   CREDIT LYONNAIS ATLANTA AGENCY

                                   By:___________________________

                                   Name:_________________________

                                   Title:_________________________

                                   FLEET BANK, N.A.

                                   By:___________________________

                                   Name:_________________________

                                   Title:_________________________


                                   ABN AMRO BANK N.V.

                                   By:___________________________

                                   Name:_________________________

                                   Title:_________________________


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                                   By:___________________________

                                   Name:_________________________

                                   Title:_________________________


                                   THE BANK OF NEW YORK

                                   By:___________________________

                                   Name:_________________________

                                   Title:_________________________


                                   NATIONAL BANK OF CANADA

                                   By:___________________________

                                   Name:_________________________

                                   Title:_________________________


                                   THE LONG-TERM CREDIT BANK OF JAPAN,
                                   LIMITED

                                   By:____________________________


                                   Name:__________________________

                                   Title:__________________________


                                   SOUTHTRUST BANK, N.A.

                                   By:____________________________

                                   Name:__________________________

                                   Title:__________________________


                                   NATIONAL CITY BANK OF KENTUCKY

                                   By:____________________________

                                   Name:__________________________

                                   Title:__________________________